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                                                                   EXHIBIT 10.19

                               PLEDGE AGREEMENT

  PLEDGE AGREEMENT, dated as of December 15, 1995, made by U.S. ENVIROSYSTEMS, INC., a Delaware corporation (the "Pledgor"), in favor of SOLVATION, Inc., a Delaware corporation, (the "Lender").

                             W I T N E S S E T H :
                             - - - - - - - - - -

  WHEREAS, pursuant to the Loan Agreement, dated as of December, 1995 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), among the Pledgor, Lehi Envirosystems, Inc., a Delaware corporation ("Lehi"), Plymouth Envirosystems, Inc., a Delaware corporation ("Plymouth" and, collectively with Lehi and the Pledgor, the "Borrowers"), and the Lender, the Lender has agreed to extend credit to and for the account of the Borrowers upon the terms and subject to the conditions set forth therein;

  WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) listed on Schedule I hereto issued by Lehi and Plymouth; and

  WHEREAS, it is a condition precedent to the obligation of the Lender to make its extensions of credit to and for the account of the Borrowers under the Loan Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Lender;

  NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Loan Agreement and to induce the Lenders to make loans to the Borrowers under the Loan Agreement, the Pledgor hereby agrees with the Lender as follows:

  1. Defined Terms. Unless otherwise defined herein, terms which are defined in
     -------------
the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

  "Collateral" means the Pledged Stock and all
   ----------
Proceeds.

  "Lehi Stock" means Pledged Stock issued by Lehi.
   ----------
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  "Obligations" means the unpaid principal amount of, and interest on, the Notes
   -----------
and all other obligations and liabilities of the Borrowers to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Agreement, the Note, or this Pledge Agreement or any other Loan Document, and any other document executed and delivered in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and expenses of counsel to the Lender) or otherwise.

  "Pledge Agent" means the pledge agent for the benefit of the holders of the
   ------------
Convertible Debentures.

  "Pledge Agreement" means this Pledge Agreement, as amended, restated,
   ----------------
supplemented or otherwise modified from time to time.

  "Pledged Stock" means the shares of capital stock of each of Lehi and Plymouth
   -------------
listed on Schedule I hereto, and all capital stock of each of Lehi and Plymouth at any time hereafter owned by the Pledgor, together with all stock certificates, and all warrants, options or other rights to acquire shares of the capital stock of Lehi or Plymouth whether now or at any time hereafter owned by the Pledgor.

  "Plymouth Stock" means Pledged Stock issued by Plymouth.
   --------------

  "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of
   --------
the UCC on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto and proceeds from any sale or other disposition thereof.

  "UCC" means the Uniform Commercial Code from time to time in effect in the State of New York; provided, however, that if by reason of mandatory provisions
                   --------  -------
of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

  2. Pledge; Grant of Security Interest. The Pledgor hereby pledges, sets over,
     ----------------------------------
and confirms unto the Lender, all the Pledged Stock, has heretofore delivered to
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the Pledge Agent as agent of, and bailee for, the Lender in case of Lehi Stock, and to Anchor, as agent of and bailee for, the Lender in case of Plymouth Stock, and hereby grants to the Lender, a security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

  3. Stock Powers. The Pledgor shall deliver to the Lender on the Closing Date,
     ------------
and at any time thereafter upon the Lender's request or as otherwise provided herein, stock powers covering the certificates representing the Pledged Stock, duly executed in blank by the Pledgor with, if the Lender so requests, signature guaranteed.

  4. Representations and Warranties. The Pledgor represents and warrants that:
     ------------------------------

  (a) the shares of Pledged Stock of Lehi and Plymouth listed on Schedule I constitute all the issued and outstanding shares of all classes of the capital stock of Lehi and Plymouth, as the case may be, and there are no outstanding commitments to issue any additional shares of the capital stock of Lehi or Plymouth or any securities convertible into or exchangeable for such shares;

  (b) all the shares of the Pledged Stock listed on Schedule I have been duly and validly issued and are fully paid and nonassessable;

  (c) the Pledgor is the record and beneficial owner of, and has good title to, the Pledged Stock listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except (i) the Lien created by this Pledge Agreement (ii) the security interest of Anchor in Plymouth Stock and
(iii) the security interest of Anchor and the holders of the Convertible Debentures in Lehi Stock;

  (d) all certificates representing Lehi Stock are as of the date hereof held by the Pledge Agent pursuant to a pledge agreement between Pledgor and the Pledge Agent, for the benefit of the holders of the Convertible Debentures, and all certificates representing Plymouth Stock are as of the date hereof held by Anchor pursuant to the pledge agreement between the Pledgor and Anchor;

  (e) upon delivery of (i) the stock certificates evidencing the Lehi Stock listed on Schedule I to the Lender or to the Pledge Agent and the acknowledgment by the Pledge Agent that it holds the Lehi Stock as agent of, and bailee for, the Lender, and, following the payment in full of all obligations under the Convertible Debentures
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and receipt by Anchor of the Lehi Stock, the acknowledgment by Anchor that it holds the Lehi Stock as agent of, and bailee for, the Lender, and (ii) the stock certificates evidencing the Plymouth Stock listed on Schedule I to the Lender or to Anchor and acknowledgment by Anchor that it holds the Plymouth Stock as agent of, and bailee for, the Lender, the Lien granted pursuant to this Agreement will constitute a valid, perfected Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

  5. Covenants. The Pledgor covenants and agrees with the Lender, so long as
     ---------
this Pledge Agreement is in effect, that:

  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Lender, or, as the case may be, Anchor or the Pledge Agent, hold the same in trust for the Lender and deliver the same forthwith to the Lender, (or, in the case of Plymouth Stock, to Anchor as agent of, and bailee for, the Lender and in the case of Lehi Stock, to the Pledge Agent as agent of, and bailee for, the lender) duly endorsed by the Pledgor in blank or accompanied by a stock power covering such certificate duly executed in blank by the Pledgor and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Lehi or Plymouth shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Obligations, and in case the distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of Lehi or Plymouth or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender (or, in the case of Plymouth Stock, to Anchor as agent of, and bailee for, the Lender and in the case of Lehi Stock, to the Pledge
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Agent as agent of, and bailee for, the Lender) to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Lender (or, in the case of Plymouth Stock, as agent of, and bailee for, the Lender and in the case of Lehi Stock, to the Pledge Agent as agent of, and bailee for, the Lender), hold such money or property in trust for the Lender, or, as the case may be, Anchor or the Pledge Agent, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

  (b) Without the prior written consent of the Lender, the Pledgor will not (i) vote to enable, or take any other action to permit, Lehi or Plymouth to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of Lehi or Plymouth, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement and except to the extent permitted pursuant to Section
5.11 of the Loan Agreement. The Pledgor will defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

  (c) At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to the Lender or, in the case of Plymouth Stock, Anchor as agent of, and bailee for, the Lender and in the case of Lehi Stock, to the Pledge Agent as agent of, and bailee for, the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.

  (d) The Pledgor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and
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all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

  6. Cash Dividends; Voting Rights. Unless an Event of Default shall
     -----------------------------
have occurred and be continuing, the Pledgor shall be permitted to receive and apply all cash dividends paid by Lehi or Plymouth, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, and that no vote shall be cast or corporate
               --------  -------
right exercised or other action taken which, in the Lender's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Loan Agreement, the Note or any other Loan Document.

  7. Remedies.
     --------

  (a) If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC.

  (b) If an Event of Default shall occur and be continuing and the Lender shall give notice to the Pledgor of its intent to exercise such rights, (i) the Lender shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock subject to Section 5 of the Intercreditor Agreement, and make application thereof to the Obligations in such order as provided under Section 7(e) hereof and (ii) subject to the Intercreditor Agreement, upon request of the Lender, all shares of the Pledged Stock shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of Lehi or Plymouth or otherwise and (B) any and all rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of Lehi or Plymouth, or upon the exercise by the Pledgor or the Lender of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated
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agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct.

  (c) If an Event of Default shall occur and be continuing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, Lehi, Plymouth or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable law), may, subject to the Intercreditor Agreement, in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely and free from Lien or other claim or right of whatever kind on the part of the Pledgor, including any equity or right of redemption of the Pledgor, and the Pledgor, to the full extent permitted by applicable law, hereby specifically waives all rights of redemption, stay and appraisal which the Pledgor now has or may have at any time in the future under any law now existing or hereafter enacted or adopted (as well as any rights to exoneration, subrogation or reimbursement arising at law, in equity or otherwise).

  (d) If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 business days before such sale or other disposition and, in the case of a proposed public sale, such
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notice shall state the time and place fixed for such sale. All waivers by the
Pledgor of rights (including rights to notice), and all rights and remedies afforded the Lender herein, and all other provisions of this Pledge Agreement, are expressly made subject to any applicable mandatory provisions of law limiting, or imposing conditions (including conditions as to reasonableness) upon, such waivers or the effectiveness thereof or any such rights and remedies. Any sale or other disposition of the Collateral and the possession thereof by the Lender shall be in compliance with all provisions of applicable law (including applicable securities laws and applicable provisions of the UCC). The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the reasonable fees and expenses of any counsel or other agency employed by the Lender to collect such deficiency.

  (e) The Proceeds of any sale of, or other realization upon, Collateral pursuant to or as contemplated by this Pledge Agreement, as well as any Collateral consisting of cash, shall be promptly applied by the Lender, subject to Section 5 of the Intercreditor Agreement, as follows:

  FIRST, to payment of all reasonable costs and expenses incurred by the Lender in connection with such sale or incidental to the care or safekeeping of any of the Collateral or the rights of the Lender hereunder or otherwise in connection with the Lender's rights under this Pledge Agreement, including, but not limited to, all court costs and the reasonable fees, expenses and other charges of its agents and legal counsel, the repayment of all advances made by the Lender hereunder on behalf of the Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

  SECOND, to the payment in full of the Obligations; and

  THIRD, to the Pledgor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

  (f) The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against the Pledgor or Lehi or Plymouth or any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor or right of offset with respect thereto. Neither the Lender nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing
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so, nor shall the Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Pledgor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by it of any rights hereunder, except to the extent of any gross negligence, bad faith or willful misconduct on the part of the Lender.

  8. Lender Appointed Attorney-in-Fact; Proxy.
     ----------------------------------------

  (a) Effective upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby irrevocably appoints the Lender as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Lender's name or in the name of the Pledgor, to (i) ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral,
(ii) endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any Proceeds and give full discharge for the same, (iii) settle, compromise, prosecute or defend any action, claim or proceeding with respect to any of the foregoing and (iv) sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, any of the Collateral.

  (b) Effective upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby irrevocably appoints the Lender as its proxy, with full power of substitution, to exercise all voting rights, including voting and other rights with respect to the Pledged Stock, at any annual or special meeting of the stockholders of the issuer thereof, or any adjournment or postponement thereof, or by written consent in lieu of meeting, or otherwise. The foregoing appointment is irrevocable and coupled with an interest.

  (c) Nothing contained in this Agreement shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the
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                                                                              10

moneys due or to become due on or with respect thereto or any property covered thereby, and no action taken by the Lender or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Lender, except in the case of the gross negligence or willful misconduct of the Lender.

  9. Registration Rights: Private Sales.
     ----------------------------------

  (a) If the Lender shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 7 hereof, and if in the reasonable opinion of the Lender it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the Borrower whose stock is to be so registered to (i) execute and deliver, and use its best efforts to cause the directors and officers of Lehi or Plymouth, as the case may be, to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Lender, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to use its best efforts to cause Lehi or Plymouth, as the case may be, whose stock is to be so registered to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender shall reasonably designate, and use its best efforts to cause Lehi or Plymouth, as the case may be, to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section ll(a) of the Securities Act.

  (b) The Pledgor recognizes that the Lender may be unable to effect a public sale of any or all of the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, or the Lender may determine that in its judgment that a private sale is advisable, and may be compelled to resort to one or more private sales thereof to a group of purchasers restricted in number, nature of
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                                                                              11

business and investment intention for the purposes of complying with the Securities Act, which group will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit Lehi or Plymouth, as the case may be, whose stock is to be so registered to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

  (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this
Section 9 will cause irreparable injury to the Lender, that the Lender have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

  10. Security Interest Absolute. All rights of the Lender hereunder, the grant
      --------------------------
of the security interest in the Collateral and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Obligations, the Loan Agreement or any other Loan Document or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(iii) failure by the Lender to take steps to perfect or maintain perfected its security interest in, or to preserve its rights to, any of the Collateral, (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations, (v) the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the
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                                                                              12

Lender for repayment of the Obligations or (vi) any other circumstance which might otherwise constitute a legal or equitable defense available to, or a legal or equitable discharge of, the Pledgor with respect to the Obligations or with respect to this Agreement other than the indefeasible payment in full of all of the Obligations.

  11. Amendments etc. with respect to the Obligations. The Pledgor shall remain
      -----------------------------------------------
obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender, and any of the Obligations continued, and the Obligations, or the liability of the Borrowers or any other Person upon or for any part thereof, or any collateral security or guarantee therefor in right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender or any Lender, and the Loan Agreement, the Note, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall have no obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between Lehi, Plymouth and the Pledgor, on the one hand, and the Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor or any other Person with respect to the Obligations.

  12. Limitation on Duties Regarding Collateral. The Lender's sole duty with
      -----------------------------------------
respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Lender would deal with similar securities and property for its own account. Neither the Lender nor any of its directors, officers, employees or Lenders shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

  13. Powers Coupled with an Interest. All authorizations and agencies herein
      -------------------------------
contained with respect to the Collateral are irrevocable and constitute powers coupled with an interest.

  14. Severability. Any provision of this Pledge Agreement which is prohibited
      ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

  15. Paragraph Headings. The paragraph headings used in this Pledge Agreement
      ------------------
are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

  16. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by
      ------------------------------
a written instrument pursuant to Section 18 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

  17. Waivers and Amendments; Successors and Assigns. None of the terms or
      ----------------------------------------------
provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Lender, provided that any provision of this Pledge Agreement may be waived
            --------
by the Lender in a written letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender. This Pledge

Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Lender and the Lenders and their respective successors and assigns.

  18. Notices. Notices by the Lender to be effective shall be in writing and
      -------
provided as set forth in the Loan Agreement. The Pledgor and the Borrower may change their respective addresses and transmission numbers by written notice to the Lender.

  19. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby
      ----------------------------------------------------
authorizes and instructs Lehi and Plymouth to comply with any instruction received by it from the Lender in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Borrower shall be fully protected in so complying.

  20. Duration of Agreement: Release of Security. This Pledge Agreement and the
      ------------------------------------------
security interests granted hereunder shall terminate when all of the Obligations (to the extent then capable of being paid) have been fully paid and performed or otherwise satisfied and the Lender has no further Commitment to make the Loans or perform any other obligations under the Loan Agreement or any Loan Document. The release of Collateral or reassignment of rights to the Pledgor upon the termination of this Agreement shall be without recourse to or warranty by the Lender and shall be made by the Lender at the expense of the Pledgor. Upon request of the Pledgor at any time following such termination, the Lender will deliver (at the sole cost and expense of the Pledgor) to the Pledgor all certificates and instruments representing or evidencing the Pledged Stock, together with all other Collateral held by the Lender hereunder, and execute and deliver (at the sole cost and expense of the Pledgor) to the Pledgor such other documents as the Pledgor shall reasonably request to evidence such termination.

  21. Reinstatement. This Pledge Agreement shall remain in full force and effect
      -------------
and continue to be effective should any petition be filed by or against the Pledgor for liquidation or reorganization, should the Pledgor become insolvent or make an assignment for any benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

  22. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
      ------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

  23. WAIVER OF JURY TRIAL. THE LENDER AND THE PLEDGOR HEREBY IRREVOCABLY WAIVE
      --------------------
ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION
BASED UPON, OR ARISING OUT OF, THIS PLEDGE AGREEMENT, OR ANY COURSE OF
CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF THE AGENT OR THE PLEDGOR RELATING THERETO.

  24. Counterparts. This Pledge Agreement may be executed in any number of identical counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

  IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                        U.S. ENVIROSYSTEMS, INC.

                                        By
                                          ---------------------------------
                                          Name:
                                          Title:


                                        SOLVATION, INC.

                                        By
                                          ---------------------------------
                                          Name:
                                          Title:

                         ACKNOWLEDGMENT AND CONSENT

  The undersigned hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees to notify the Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agrees that the terms of Section 9 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all
                                    ------- --------
actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.


                                        LEHI ENVIROSYSTEMS, INC.

                                        By
                                          ---------------------------------
                                          Name:
                                          Title:

                          ACKNOWLEDGMENT AND CONSENT

  The undersigned hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees to notify the Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agrees that the terms of Section 9 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all
                                    ------- --------
actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.


                                        PLYMOUTH ENVIROSYSTEMS, INC.

                                        By
                                          ---------------------------------
                                          Name:
                                          Title:

                                                        SCHEDULE 1 to
                                                        Pledge Agreement
                                                        ----------------

                         DESCRIPTION OF PLEDGED STOCK


                                                                Number of
                                                                  Shares
                                                    Stock       Represented
                                                  Certificate     by such
          Issuer              Class of Interest       No.       Certificate   Date of Certificate
          ------              -----------------   -----------   -----------   -------------------
Lehi Envirosystems, Inc.      Common Stock             1           100                --
Plymouth Envirosystems, Inc.  Common Stock             1           100          December 15,1995